                                                                   EXHIBIT 10.5

                    AMENDMENT TO PREFERRED AND COMMON STOCK
                               PURCHASE AGREEMENT


                  THIS AMENDMENT TO PREFERRED AND COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of the 7th day of August, 1998, by and among ARRAY BIOPHARMA INC., a Delaware corporation (the "Company"), the Founders and Purchasers (as defined in the Purchase Agreement) and each of those persons and entities, severally and not jointly, whose names are set forth under the heading "Additional Purchasers" on the signature pages attached hereto. The Purchasers are sometimes referred to herein as the "Prior Purchasers", and together with the Additional Purchasers are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser."

                                    RECITALS

                  WHEREAS, the Company, Founders and Prior Purchasers previously entered into that certain Preferred and Common Stock Purchase Agreement (the "Purchase Agreement"), dated as of May 18, 1998, pursuant to which Founders and Prior Purchasers purchased certain shares of the Company's Series A Preferred Stock and Common Stock; and

                  WHEREAS, the Company has authorized the sale and issuance of an additional 4,100,000 shares of Series A Preferred Stock to Additional Purchasers, for an aggregate of 6,800,000 authorized shares of the Series A Preferred Stock, and in connection therewith, the Company, Founders, Prior Purchasers and Additional Purchasers desire to amend the Purchase Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                   AGREEMENT

         1. Amendments. The Purchase Agreement shall be amended as follows:

                  (a) Section 7.7 is hereby amended by inserting the following after the third sentence thereof:

                  "The foregoing sentence shall apply to both the employees, consultants and key management employees that are employed or engaged on the date of this Agreement and all employees, consultants and key management employees that the Company may hire or engage in the future."

                  (b) Section 7.8 is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                  "In addition to any vote or consent of shareholders or directors required by law or the Company's Amended Certificate, so long as any originally issued Series A Preferred Stock remains outstanding, the consent of the holders of two thirds of the then-outstanding shares of the Series A Preferred Stock and of the shares of Common Stock held by the Founders, each voting as a class, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for a period of two years commencing on the date of this Agreement for effecting, validating or permitting (i) any consolidation or merger involving the Company (other than a consolidation or merger in which the Company is the surviving entity and no change in the capital stock or ownership of the Company occurs), (ii) any transaction or series of transactions in which an excess of 50% of the Company's voting power is transferred, (iii) any dissolution, liquidation, or winding up of the Company, or (iv) any sale of more than 50% of the assets of the Company, or any agreement to become so obligated. After the expiration of the two year period specified in the foregoing sentence, in addition to any vote or consent of shareholders or directors required by law or the Company's Amended Certificate, so long as any originally issued Series A Preferred Stock remains outstanding, the consent of the holders of two thirds of the then-outstanding shares of the Series A Preferred Stock and a majority of the then-outstanding shares of Common Stock, each voting as a class, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting, validating or permitting (i) any consolidation or merger involving the Company (other than a consolidation or merger in which the Company is the surviving entity and no change in the capital stock or ownership of the Company occurs), (ii) any transaction or series of transactions in which an excess of 50% of the Company's voting power is transferred, (iii) any dissolution, liquidation, or winding up of the Company, or (iv) any sale of more than 50% of the assets of the Company, or any agreement to become so obligated."

         (c)      A new Section 7.11 shall be added that reads as follows:

                  "The Company shall retain a "Big Five Accounting Firm" as its principal outside accountants."

         2. Interpretation. Except as expressly amended by this Agreement, the Purchase Agreement shall remain in full force and effect without change, provided, however, that the Additional Purchasers shall be deemed to be Purchasers for all purposes of the Purchase Agreement.

         3. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.

COMPANY:                                 ADDITIONAL PURCHASERS:

ARRAY BIOPHARMA INC., a Delaware         FRAZIER HEALTHCARE II, L.P.
  corporation

By: /s/ KEVIN KOCH                       By: /s/ ALAN D. FRAZIER
   --------------------------------         ------------------------------
   Kevin Koch, Ph.D., President          Print Name: Alan D. Frazier
                                                    ----------------------
                                         Title: Member, Frazier Management, L.L.C.
                                               --------------------------------
                                                Member, FHM II, L.L.C.
                                               --------------------------------
                                                General Partner, Frazier Healthcare II, L.P.
                                               --------------------------------

                                         ARCH VENTURE FUND III, L.P.

                                           By: Arch Venture Partners LLC, its Managing
                                                 Director
                                               By: /s/ ROBERT NELSEN
                                                  ------------------------------
                                               Print Name:  Robert Nelsen
                                                          ----------------------
                                               Title: Managing Director
                                                     ---------------------------

                                         ROVENT II LIMITED PARTNERSHIP

                                            By: Advent International Limited Partnership,
                                                  its General Partner
                                                By: Advent International Corporation, its
                                                      General Partner
                                               By: /s/ JASON S. FISHERMAN
                                                  ------------------------------
                                               Print Name: Jason S. Fisherman
                                                          ----------------------
                                               Title: Vice President
                                                     ---------------------------

                                         MITSUI & CO. (U.S.A.), INC.

                                         By: /s/ YOICHIRO ENDO
                                            ----------------------------
                                         Print Name: Yoichiro Endo
                                                    --------------------
                                         Title: General Manager
                                               -------------------------
                                                Corporate Development Dept.

                                      PURCHASERS:


                                      FALCON TECHNOLOGY PARTNERS, L.P., a
                                      Delaware limited partnership

                                      By: /s/JAMES L. RATHMANN
                                         ------------------------------------
                                            James L. Rathmann, General Partner


                                      BOULDER VENTURES II, L.P., a Delaware
                                      limited partnership

                                      By: /s/ KYLE LEFKOFF
                                         ------------------------------------
                                            Kyle Lefkoff, General Partner


                                      BOULDER VENTURES II (ANNEX), L.P., a
                                      Delaware limited partnership

                                      By: /s/ KYLE LEFKOFF
                                         ------------------------------------
                                            Kyle Lefkoff, General Partner



                                      THE CARUTHERS FAMILY, L.L.C.


                                      By:/s/ MARVIN H. CARUTHERS
                                         ------------------------------------
                                           Marvin H. Caruthers, Ph.D., Manager




                                      FOUNDERS:


                                      /s/ DAVID SNITMAN
                                      ---------------------------------------
                                      DAVID SNITMAN, PH.D.


                                      /s/ KEVIN KOCH
                                      ---------------------------------------
                                      KEVIN KOCH, PH.D.



                                      /s/ ANTHONY D. PISCOPIO
                                      ---------------------------------------
                                      ANTHONY D. PISCOPIO, PH.D.



                                      /s/ K.C. NICOLAOU
                                      ---------------------------------------
                                      K.C. NICOLAOU, PH.D.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.



                                      PURCHASER:






                                      By: /s/ FRANK A. BONSAL
                                         -----------------------------------
                                         Frank A. Bonsal, Jr.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.



                                      PURCHASER:






                                      By: /s/ RICHARD J. DALY
                                         -----------------------------------
                                         Richard J. Daly

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.



                                      PURCHASER:






                                      By: /s/ MICHAEL CARUTHERS
                                         -----------------------------------
                                         Michael Caruthers

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date above first written.



                                      ADDITIONAL PURCHASER:






                                      By: /s/ THERESA KOCH
                                         -----------------------------------
                                         Theresa Koch

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date above first written.



                                      ADDITIONAL PURCHASER:






                                      By: /s/ CHRISTOPHER D. OZEROFF
                                         -----------------------------------
                                         Christopher D. Ozeroff

IN WITNESS WHEREOF, the party hereto has executed this Agreement as of the date above first written.



                                      ADDITIONAL PURCHASER:






                                      By: /s/ WILLIAM R. ROBERTS
                                         -----------------------------------
                                         William R. Roberts